Subsequent Events	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 25: SUBSEQUENT EVENTS

(a) On February 10, 2017, a New York arbitration tribunal ruled in favor of Navios Logistics on a dispute with Vale. Vale has been ordered to pay Navios Logistics $21,500, compensating for all unpaid invoices, late payment of invoices, and legal fees incurred. The full amount had been received in March 2017.

(b) On February 21, 2017, Navios Holdings agreed to transfer to Navios Partners its participation in Navios Revolving Loans I and Navios Term Loans I, both relating to Navios Europe I, for a consideration of $4,050 in cash and 13,076,923 newly issued common units of Navios Partners. Concurrently, Navios Holdings acquired 266,876 common units in Navios Partners in order to maintain its 2% general partner interest for a cash consideration of $468. The transaction closed on March 17, 2017.

(c) In February 2017, two self-propelled barges of Navios Logistics' fleet, Formosa and San Lorenzo, were sold for a total of $1,109 to be paid in cash. Sale price will be received in installments through 2023.

(d) On March 16, 2017, Navios Holdings agreed to sell to an unrelated third party the Navios Ionian, a 2000 built Japanese dry bulk vessel of 52,067 dwt, for a total net sale price of $5,280 to be paid in cash, with delivery expected in August 2017. As of March 31, 2017, the impairment loss due to the sale is expected to be approximately $9,098.

(e) On March 20, 2017, Navios Partners announced that it has closed an offering of 47,795,000 common units at $2.10 per common unit, raising approximately $100,000 of gross proceeds. Navios Holdings acquired 975,408 common units in Navios Partners in order to maintain its 2% general partner interest for a cash consideration of $2,048.

(f) On March 21, 2017, Navios Holdings announced that it commenced an offer to exchange newly issued shares of the Company's common stock for any and all outstanding American Depositary Shares, each representing 1/100th of a share of either Series G or Series H. For every Series G surrendered, the Company offered 8.25 shares of common stock, with a value of $14.61 (as of March 20, 2017) and for Series H surrendered, the Company offered 8.11 shares of common stock, with a value of $14.36 (as of March 20, 2017). On April 19, 2017, Navios Holdings announced the completion of the exchange offer. A total of 766 Series G and Series H were validly tendered, representing an aggregate nominal value of approximately $1,914. Navios Holdings issued a total of 625,815 shares of common stock.

(g) Navios Logistics has signed a shipbuilding contract for the construction of a river and estuary tanker for a total consideration of €12,400 ($13,061). Pursuant to this acquisition, Navios Logistics has secured a credit from the shipbuilder to finance of up to 50% of the purchase price, with a maximum of €6,200 ($6,532), to be repaid in 24 equal installments after delivery of the vessel, plus 6.75% interest per annum. The vessel is expected to be delivered in the first quarter of 2018.